LIST OF SUBSIDIARIES OF THE COMPANY
EXHIBIT 21.1

The following is a list of subsidiaries of the Company as of December 31, 2020:

Name of the entity	Jurisdiction
Cognizant Technology Solutions de Argentina S.R.L.	Argentina
Softvision SAS	Argentina
Adaptra Group Holdings Pty Limited	Australia
Adaptra Group Pty Limited	Australia
Cognizant Technology Solutions Australia Pty Ltd	Australia
Collaborative Solutions Asia-Pacific Pty Ltd	Australia
Collaborative Solutions Australia Pty Ltd	Australia
Contino Pty Ltd	Australia
Dylis Consulting Pty Ltd	Australia
Odecee Pty Limited	Australia
Odecee Unit Trust	Australia
SAASFOCUS PTY LTD	Australia
Softvision Australia Pty Ltd	Australia
Cognizant Technology Solutions Austria GmbH	Austria
Cognizant Technology Solutions Belgium SA	Belgium
Zenith Technologies BVBA	Belgium
Cognizant Servicos de Tecnologia e Software do Brasil Ltda	Brazil
Software Paradigms International Sistemas de Informatica Ltda	Brazil
BSI Canada Holdings ULC	Canada
Cognizant Technology Solutions (Québec) Inc.	Canada
Cognizant Technology Solutions Canada, Inc.	Canada
Collaborative Technology Solutions Canada ULC	Canada
New Signature Canada Inc.	Canada
Softvision Canada, ULC OA Momentus Software	Canada
Cognizant Technology Solutions de Chile SpA	Chile
Cognizant Technology Solutions (Dalian) Co., Ltd.	China
Cognizant Technology Solutions (Shanghai) Co, Ltd.	China
ZT Automation Limited	China
Cognizant Technology Solutions Colombia S.A.S.	Colombia
Cognizant Technology Solutions de Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica
Wellworth Limited	Cyprus
Cognizant Technology Solutions s.r.o.	Czech Republic
Cognizant Technology Solutions Denmark ApS	Denmark
New Signature Denmark ApS	Denmark
Cognizant El Salvador, Sociedad Anonima de Capital Variable	El Salvador
Cognizant Technology Solutions Finland Oy	Finland
Oy Samlink Ab	Finland
Samlink Technology Solutions Finland Oy	Finland
Cognizant Business Consulting SAS	France
Cognizant France SAS	France
Cognizant Horizon Financial Services	France

Name of the entity	Jurisdiction
Cognizant Technology Solutions France SAS	France
EI-Management SAS	France
EI-Technologies France SAS	France
EI-Workplace SAS	France
Entrepreneurs et Investisseurs Technologies SAS	France
Cognizant Deutschland GmbH	Germany
Cognizant Energy and Financial Services Consulting GmbH	Germany
Cognizant Technology Solutions GmbH	Germany
Netcentric Deutschland GmbH	Germany
Zenith Technologies GmbH	Germany
Cognizant Technology Solutions Guatemala Limitada	Guatemala
Cognizant Technology Solutions Hong Kong Limited	Hong Kong
Cognizant Technology Solutions Hungary Kft.	Hungary
Arrow Designs India Private Limited	India
Cognizant Technology Solutions India Private Limited	India
Medfin India Private Limited	India
SaaSforce Consulting Private Limited	India
Softvision Software Paradigms Private Limited	India
Software Paradigms (India) Financial Services Private Limited	India
Software Paradigms Infotech Private Limited	India
Ygyan Consulting Private Limited	India
Zentek Export Engineering Private Limited	India
Cognizant Technology Solutions Ireland Limited	Ireland
Collaborative Solutions EMEA Limited	Ireland
Linture Limited	Ireland
LZ Lifescience Limited	Ireland
Merit Software (Utility) Limited	Ireland
Merit Software Holdings Limited	Ireland
Merit Software Limited	Ireland
Talrick Limited	Ireland
Target Environmental Health & Safety Limited	Ireland
Vedsul Limited	Ireland
Zenith Technologies Limited	Ireland
Cognizant Technology Solutions Italia, S.p.A.	Italy
Cognizant Japan KK	Japan
Cognizant Business Services Limited	Jersey
Cognizant Technology Solutions Jersey Limited	Jersey
Cognizant Technology Solutions Lithuania, UAB	Lithuania
Cognizant Technology Solutions Luxembourg S.à r.l	Luxembourg
CogDev Malaysia SDN. BHD.	Malaysia
Cognizant Oil and Gas Consulting Services Malaysia SDN. BHD.	Malaysia
Cognizant (Mauritius) Ltd.	Mauritius
Cognizant Technology Solutions de Mexico, S.A. de C.V.	Mexico
Idea Couture Latin America, S.A.P.I. de C.V.	Mexico
Cognizant Consulting SARL	Morocco

Name of the entity	Jurisdiction
SPI Nepal Private Limited	Nepal
Cognizant Technology Solutions Benelux B.V.	Netherlands
Inawisdom Europe B.V.	Netherlands
Cognizant Technology Solutions New Zealand Limited	New Zealand
Collaborative Solutions New Zealand Limited	New Zealand
Cognizant Accounting Services Norway AS	Norway
Cognizant Business Services Norway AS	Norway
Cognizant Oil and Gas Consulting Services Norway AS	Norway
Cognizant Technology Solutions Norway AS	Norway
Cognizant Technology Solutions Philippines, Inc.	Philippines
MediCall Philippines, Inc.	Philippines
Cognizant Technology Solutions Poland sp. z o. o. w organizacji	Poland
Cognizant Technology Solutions Portugal, Unipessoal LDA	Portugal
Netcentric Eastern Europe S.R.L.	Romania
Softvision S.R.L.	Romania
Cognizant Technology Solutions Saudi LLC	Saudi Arabia
Cognizant Technology Solutions Asia Pacific Pte. Ltd.	Singapore
Zentek Engineering Pte Limited	Singapore
Cognizant Technology Solutions Slovakia, s.r.o.	Slovakia
Cognizant Technology Solutions South Africa (Proprietary) Limited	South Africa
New Signature SA (Pty) Ltd	South Africa
Cognizant Technology Solutions Spain, S.L.	Spain
Equinox Consulting, S.A.	Spain
Netcentric Ibérica SLU	Spain
CogDev Solutions AB	Sweden
Cognizant Technology Solutions Sweden AB	Sweden
Cognizant Technology Solutions AG	Switzerland
Enterprise Services AG	Switzerland
Netcentric AG	Switzerland
Zenith Technologies GmbH	Switzerland
Cognizant Technology Solutions (Thailand) Co., Ltd.	Thailand
Cognizant (GB) Limited	United Kingdom
Cognizant Business Services UK Limited	United Kingdom
Cognizant Holdings UK Limited	United Kingdom
Cognizant Oil and Gas Consulting Services UK Ltd	United Kingdom
Cognizant Technology Solutions Global Services Limited	United Kingdom
Cognizant Worldwide Limited	United Kingdom
Collaborative Solutions Europe Limited	United Kingdom
Contino Solutions Limited	United Kingdom
Head London Limited	United Kingdom
Inawisdom Ltd	United Kingdom
Merit Research Limited	United Kingdom
Netcentric UK Ltd	United Kingdom
New Signature UK Limited	United Kingdom
Softvision U.K. Limited	United Kingdom

Name of the entity	Jurisdiction
UK BSI Holdings Limited	United Kingdom
Zentek Engineering (UK) Limited	United Kingdom
Zone Limited	United Kingdom
ZT Learning (UK) Limited	United Kingdom
10th Magnitude Holdings LLC	United States
10th Magnitude Payroll LLC	United States
10th Magnitude, LLC	United States
Advanced Technology Group, Inc.	United States
Allocable, LLC	United States
Arrow Consulting & Design, LLC	United States
Arrow Digital International, LLC	United States
Arrow Digital Ukraine, LLC	United States
Arrow Digital, LLC	United States
Avectus Healthcare Solutions, LLC	United States
BHS Hospital Services, Inc.	United States
BHS India Holdings, Inc.	United States
BHS India Holdings, LLC	United States
BHS Physician Services, Inc.	United States
BSI Corporate Holdings, Inc.	United States
Cognizant 10th Magnitude Blocker, LLC	United States
Cognizant Business Services Corporation	United States
Cognizant Domestic Holdings Corporation	United States
Cognizant Healthcare Services, LLC	United States
Cognizant International Holdings Corporation	United States
Cognizant Mortgage Services Corporation	United States
Cognizant Oil and Gas Consulting Services U.S. Inc.	United States
Cognizant Resources LLC	United States
Cognizant Technology Solutions Holdings LLC	United States
Cognizant Technology Solutions Overseas Corporation	United States
Cognizant Technology Solutions Services, LLC	United States
Cognizant Technology Solutions U.S. Corporation	United States
Cognizant TriZetto Software Group, Inc.	United States
Collaborative Solutions APJ, LLC	United States
Collaborative Solutions Holdings, LLC	United States
Collaborative Solutions MidCo, LLC	United States
Collaborative Solutions Northern Holdings, LLC	United States
collaborative solutions, LLC	United States
Contino Holdings, Inc.	United States
Contino US, LLC	United States
CSS Investment LLC	United States
Double Prime, LLC	United States
Hotcakes Commerce LLC	United States
LZ Lifescience US Inc.	United States
New Signature US, Inc.	United States
Northwest Cadence LLC	United States

Name of the entity	Jurisdiction
MediCall	United States
Mustache TV LLC	United States
Mustache, LLC	United States
Prospective Payment Specialists, Inc.	United States
Receivables Outsourcing, LLC	United States
ROI Access Management Services, LLC	United States
ROI Holding Company, LLC	United States
Softvision Canada, LLC	United States
Softvision Consulting, LLC	United States
Softvision LLC (a Delaware entity)	United States
Softvision LLC (a Georgia entity)	United States
Softvision Partner LLC	United States
SPI Brazil I, LLC	United States
SPI Brazil II, LLC	United States
SPI Eurasia, LLC	United States
Tin Roof Software, LLC	United States
TMG Health, Inc.	United States
TriZetto Provider Solutions, LLC	United States
Zentek Automation US Inc.	United States